Exhibit A
            COMPANIES AND FUNDS COVERED BY TRANSFER AGENCY AGREEMENT

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Registered Investment Company and Funds                                Date
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American Century California Tax-Free and Municipal Funds
     Benham California High Yield Municipal Fund                  August 1, 1997
     Benham California Insured Tax-Free Fund                      August 1, 1997
     Benham California Intermediate-Term Tax-Free Fund            August 1, 1997
     Benham California Limited-Term Tax-Free Fund                 August 1, 1997
     Benham California Long-Term Tax-Free Fund                    August 1, 1997
     Benham California Municipal Money Market Fund                August 1, 1997
     Benham California Tax-Free Money Market Fund                 August 1, 1997

American Century Government Income Trust
     Benham Capital Preservation Fund                             August 1, 1997
     Benham GNMA Fund                                             August 1, 1997
     Benham Government Agency Money Market Fund                   August 1, 1997
     Benham Inflation-Adjusted Treasury Fund                      August 1, 1997
     Benham Intermediate-Term Treasury Fund                       August 1, 1997
     Benham Long-Term Treasury Fund                               August 1, 1997
     Benham Short-Term Government Fund                            August 1, 1997
     Benham Short-Term Treasury Fund                              August 1, 1997

American Century International Bond Funds
     Benham International Bond Fund                               August 1, 1997

American Century Investment Trust
     Benham Prime Money Market Fund                               August 1, 1997

American Century Municipal Trust
     Benham Arizona Intermediate-Term Municipal Fund              August 1, 1997
     Benham Florida Intermediate-Term Municipal Fund              August 1, 1997
     Benham Florida Municipal Money Market Fund                   August 1, 1997
     Benham Intermediate-Term Tax-Free Fund                       August 1, 1997
     Benham Limited-Term Tax-Free Fund                            August 1, 1997
     Benham Long-Term Tax-Free Fund                               August 1, 1997
     Benham High-Yield Municipal Fund                              March 9, 1998
     Benham Tax-Free Money Market Fund                            August 1, 1997

American Century Quantitative Equity Funds
     American Century Equity Growth Fund                          August 1, 1997
     American Century Global Gold Fund                            August 1, 1997
     American Century Global Natural Resources Fund               August 1, 1997
     American Century Income & Growth Fund                        August 1, 1997
     American Century Utilities Fund                              August 1, 1997

American Century Target Maturities Trust
     Benham Target Maturities Trust: 2000                         August 1, 1997
     Benham Target Maturities Trust: 2005                         August 1, 1997
     Benham Target Maturities Trust: 2010                         August 1, 1997
     Benham Target Maturities Trust: 2015                         August 1, 1997
     Benham Target Maturities Trust: 2020                         August 1, 1997
     Benham Target Maturities Trust: 2025                         August 1, 1997
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By executing this Exhibit A, each Fund executes the Transfer Agency Agreement to which it is attached and any of its Exhibits and amendments as of the date specified above.

                                        AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                                         MUNICIPAL FUNDS
                                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                                        AMERICAN CENTURY INTERNATIONAL BOND
                                         FUNDS
                                        AMERICAN CENTURY INVESTMENT TRUST
                                        AMERICAN CENTURY MUNICIPAL TRUST
                                        AMERICAN CENTURY QUANTITATIVE EQUITY
                                         FUNDS
AMERICAN CENTURY SERVICES CORPORATION   AMERICAN CENTURY TARGET MATURITIES TRUST




David L. Dilley                         James M. Benham
President                               President and Chief Executive Officer